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BIOLASE®

BIOLASE Technology, Inc. Fred Furry, COO/CFO NASDAQ: BLTI www.biolase.com LAZARD 8 Annual Healthcare Conference November 15-16, 2011, New York , NY EXHIBIT 99.1 th

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Safe Harbor Statement

This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management’s beliefs and assumptions. Words such as
“anticipates,” “expects,” “intends,” “plans,”  “believes,”  “seeks,” “estimates,” “may,” “will,” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in
BIOLASE’s filings with the Securities and Exchange Commission including its prior filings on Form 10-K and
10-Q.

•
Effective August 2010, BIOLASE changed direction with a new CEO and a fully reconstituted Board of
Directors.  As a result, BIOLASE has a better organizational structure, better cost control, and is more effective and efficient than ever before. Additional management changes have followed.
•
For the twelve month period ended September 30, 2011, BIOLASE generated non-GAAP net income of approximately $612,000, as compared to a non-GAAP net loss of approximately $11.5 million for the twelve month period ended September 30, 2010.
•
BIOLASE had stockholders’ equity of $14.3 million at September 30, 2011, compared to a stockholders’
deficit of ($3.5 million) at September 30, 2010.
•
As of September 30, 2011, the Company had cash of $5.8 million and no bank debt.
•
Our  lower cost structure, growing direct sales force, and expanding product platforms in dentistry and other areas of medicine will allow us to leverage our earnings compared to BIOLASE of the past.
•
BIOLASE is moving from a one-product, one-platform company to a multi-product, multi-platform company.
BIOLASE is a True Turnaround Story

How BIOLASE is positioned for a successful recovery:

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BIOLASE is revolutionizing surgery by breaking the limitations of conventional dentistry and medicine.

BIOLASE is NOT Just Another Medical
Equipment Company!
New management is transforming BIOLASE from a one product, one segment company of the past to a multi-
product and multi-segment platform company that will be better diversified in 2012 and beyond and better positioned for substantial growth compared to the “old” BIOLASE.  In 2011, BIOLASE has better positioned itself product-wise due to the release of its revolutionary all-tissue WaterLase iPlus, which now equals the speed of a dental drill; the iLase, the first battery operated handheld diode laser; and the introduction of a full line of digital imaging devices.  BIOLASE is expecting to launch several new and cutting edge laser products in
2012 to further leverage its tremendous IP portfolio.

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How is BIOLASE Revolutionizing Surgery?
Years of engineering and research at BIOLASE led to the discovery that the Er,Cr:YSGG (2796nm) laser crystal (Erbium, Chromium doped Yttrium-Scandium-Gallium-Garnet) has the highest level of absorption in water molecules contained in human tissue. This absorption creates an expansion and vaporization of the water molecules causing a biological ablation of human tissue including teeth, dentin, bone, gum, skin and the eye). For example, tooth enamel contains up to 5% water, dentin and bone contain up to 25% water, soft tissue (gum tissue and skin) contains up to 80% water, and the eye contains up to 90% water.
…through the science of WaterLase!

Conventional Surgical Devices include the scalpel, high speed drill, electrosurge, electric bone saws, and heat generating lasers.

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BIOLASE is the World Leader in Laser Dentistry…
…and the Dental Community is the Largest Medical Community in the World!

BIOLASE 45% BIOLASE 45%
Source: iData Research Inc.
2009 US Overall Dental Laser Market: Hard
& Soft Tissue

BIOLASE 80% BIOLASE 80%
Source: Biolase Technology Licensing Reports
2009 US Dental Laser Market:
Hard Tissue

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Medical:
The Diolase 10 offers high intensity laser therapy in the
palm of your hand for pain management.
Digital Imaging:
We offer a full line of digital imaging equipment,
including cone beam  3-D dental imaging and CAD/CAM digital
dental impressions.
Diode soft-tissue dental lasers:
Our soft tissue lasers
include the ezLase total diode solution, which offers power
and portability, and the revolutionary iLase, a portable diode laser with no foot pedal, power cord, or external controls.
Current Line of BIOLASE Products

All-tissue dental lasers:
Our all-tissue lasers include our new flagship laser, the
revolutionary WaterLase iPlus, and the WaterLase MD Turbo.

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Traditional Dentistry The painting Cavadenti, the Tooth Puller, by Caravaggio, circa 1608 PAGE 8

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Alternative and Advanced Hi-Tech Dentistry
Atraumatic Pediatric Tooth Extraction
The aiming beam on
the NEW WaterLase
iPlus is green.  This
red beam featured in
the previous
generation of
WaterLase products
does not cut the
tissue.  Tissue is cut
biologically, with
water at the
molecular level.
Using BIOLASE WaterLase Systems, including our new WaterLase iPlus System:

The iPlus features an
intuitive, touch-based
computer screen,
similar to a tablet
personal computer.
It is designed to
allow for remote
servicing and
software upgrades.

BIOLASE
TURBO

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WaterLase High Speed Cutting PAGE 10

BIOLASE

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WaterLase vs. Drill PAGE 11

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In 2011: Single Product Company
1. Moved from exclusive distribution with Schein
to direct sales and multi-distributor model.
2. Launched iPLUS which EQUALS the speed of
a traditional dental drill.
3. Globalized distribution with approvals in
Canada, Korea, Russia, Taiwan, & others.
4. Launched digital imaging products in 3Q11.
5. Grew revenues over 100%.
6. Resetting investor expectations: under promise,
over deliver.
In 2012: Broaden Platform and Product Portfolio
1. Diversify revenue base to expand addressable
markets and reduce investor risk.
2. Launch 2 to 3 new dental categories in 2Q12.
3. Enter or begin clinical development & approval in:
ophthalmology, orthopedics, pain management,
podiatry, and aesthetics.
4.
Re-launch iLase with new distribution partners.
5.
Continue to expand global sales footprint.

Becoming a Globally Diversified Platform Company

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Why BIOLASE WaterLase Technology in Dentistry?
Traditional high-speed drills work by FRICTION which creates HEAT which causes
PAIN.
This
PAIN necessitates injections of ANESTHESIA which results in PAIN and NUMB LIPS.  In addition, the lack of feeling from the numbing injections can lead to THERMAL DAMAGE which can lead to PULPAL DEATH and result in a ROOT CANAL.
The traditional high-speed drill also causes VIBRATION, which causes PAIN and leads to
MICROFRACTURES.  These MICROFRACTURES allow BACTERIA to penetrate the tooth which causes further DECAY and the FRACTURING of teeth.
High speed drills also require the use of BURS which even after autoclaving have a 15% chance of carrying pathogenic micro-organisms.  Needles and files can also carry bacteria.  That means in traditional dentistry the patient has a 1 in 6 chance of cross contamination.
WaterLase energy does not create heat or vibration so there is NO PAIN.  Further, the
WaterLase is bactericidal, antiviral and essentially eliminates the risk of cross contamination.

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Why Dentists Should Buy an iPlus System?
• WaterLase technology enables traditional dentists to perform procedures that they currently refer out to specialists or current WaterLase dentists, for example:
•
Gingivectomy = $160
•
Perio Treatment = $375
•
Hard-tissue Crown Lengthening = $520
•
Herpetic or Aphthous Ulcer = $308
•
Frenectomy = $355
• With no anesthesia, the WaterLase also increases efficiency and allows the dentist to work in multiple quadrants in a single visit.
• This equates to $250-$750 per day in additional revenue.  These procedures are easy to learn and training is included in the cost..
Monthly Lease Payment New Monthly Revenue Generated
Approx. $1,000 $5,000 – $15,000

A dentists’
return on investment can
be between 500% and 1,500%!
…WaterLase’s Tremendous Return on Investment!

Columbia University in the City of New York
University of Pittsburgh
TUFTS
University of Washington
RWTH Aachen University

Loma Linda University
UCLA
Creighton University
明海大学 Meikai University
National & Kapodistrian University of Athens

Universitat de Barcelona
New York University
The University of Utah
Temple University
Colorado
University of Colorado at Boulder

The University of Oklahoma
University of the Pacific
The University of Tennessee UT
Arizona

Illinois
USC
University of Florida
Mount Sinai
Universitat de Barcelona
NSU Nova Southeastern University

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Some of the Many Dental Schools that are Teaching WaterLase Technology around the World PAGE 15

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Intellectual Property

Award winning IP:
Recognized for innovation, leadership, and the development of numerous disruptive technologies, most notably the development of a new surgical system to cut human tissue in a biological and atraumatic way.
Received Astrum Award at MDB Capital’s 2011 Bright Lights Conference.
Strategy:
Currently working with highly regarded IP consulting company to analyze our patent families and determine those with the greatest potential:
–
Dentistry (including new lasers for hard and soft tissue, a laser toothbrush, flavored water)
–
Ophthalmology (including procedures for presbyopia, glaucoma, maxillofacial surgery)
–
Orthopedics and pain management (including use as a general surgical knife)
     Internal development, licensing, and legal action against infringers.

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Patent Portfolio
Issued Pending Total
U.S. 84 46 130
International 74 75 149
Total 158 121 279

Filing costs and maintenance are closely monitored.  Funding for redundant patents and patents with a low-
probability for issuance are stopped.
BIOLASE currently has 279 issued and pending patents, 70% of which are related to our core Er;Cr:YSGG technology and medical lasers.
Current Status:

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•
Prior to 1Q11 WaterLase adoption was thwarted by indirect sales through Henry Schein…
–
Began transition to direct sales model with 17 sales people in 4Q10.
–
Direct sales force of 31 at the end of  3Q11.
–
Expected to grow by 5-7 by year end.
•
1Q11 iPLUS upgrade improved user interface AND broke speed barrier relative to traditional drills.
–
With the iPlus, WaterLase technology is now as fast as a traditional drill.
–
The iPlus is 33% faster than the WaterLase MD, which is 75% of the speed of a traditional drill.
•
Penetration rates in Asian regions and parts of California are 6X the overall global market.
–
2 to 3 times more than the U.S . & European Union overall.
BIOLASE had broken the speed barrier with the revolutionary iPlus!

iPlus Adoption is Accelerating

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How BIOLASE is Positioned in the Dental Market
BIOLASE United States
BIOLASE International
Total: 12,500  Total: 5,500
Grand Total: 18,000
2,800
2,700
5,700
6,800

Hard-tissue
Soft-tissue
Hard-tissue
Soft-tissue

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The iPlus’ global market opportunity is immense …
because the dental community is the largest medical
community in the world.
•
176,000 dentists in the US and Canada.
1
•
Over 1.2 million dentists in 134 countries and growing
rapidly in emerging economies.
•
18,000 systems in over 11,000 practices.
•
Every 1% of further market penetration, just with the
WaterLase, is equal to an opportunity of well over $600
million in revenues!
Estimated total global market of 1,200,000,
which is growing rapidly due to new markets
such as China, India, and Indonesia.
18,000
3
systems sold worldwide.
1. American Dental Association.  2. World Federation of Dentistry.  3. 1998-present over 17,300 BIOLASE systems sold.

Our current market penetration is approximately
3% in the US and slightly less than 1% internationally!
2
$50B - $100B iPlus Market Opportunity

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Substantial Opportunity in Emerging Markets
North America
176,000 dentists
1 dentist / 1,900 population
Western Europe
240,000 dentists
1 dentist / 1,800 population
Latin America
298,000 dentists
1 dentist / 5,600 population
Eastern Europe
120,000 dentists
1 dentist / 4,000 population
Middle East
19,000 dentists
1 dentist / 3,100 population
India
35,000 dentists
1 dentist / 33,900 population
China
16,000 dentists
1 dentist / 82,300 population
Rest of Asia
43,000 dentists
1 dentist / 14,000 population
Worldwide Total
1,200,000 dentists
1. World Federation of Dentistry
Practicing Dentists
Japan
63,000 dentists
1 dentist / 2,000 population

1

50X
200X
500X

0.29% CFU
Sodium Hypochlorite (NaOCl)
Waterlase MD™

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WaterLase MD™ reduced E. faecalis 2.86
times more effectively than NaOCl³
Burs and Endo Files:
•
15% of “sterilized” burs and up to 76% of “sterilized”
endodontic files carry pathogenic micro-organisms.
•
Complex and rugged bur surface difficult to sterilize.
•
Autoclaving fails 15% of the time to decontaminate burs
•
Only 32% of endodontic engine-driven files are replaced after every case and 36% after every other
case.
WaterLase Tips:
•
Smooth tip surface does not harbor debris or bacteria like
abrasive surface of burs or files.
•
YSGG laser energy is bacteriacidal.
•
Single-use, disposable tips that work without the need to
contact tissue.  Also eliminates accidental sticks with
contaminated burs.
BIOLASE will enter new dental category utilizing WaterLase technology as it essentially eliminates the risk of cross contamination and contagion:

Eliminating the Risk of Cross Contamination
1,2
1
4
3
1. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1.  2. Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5.  3. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002.
4. Dentaltown Research: Endodontics; Survey, October 2011, dentaltown.com.

PR Newswire

Question Your Dentist About Potential for Cross-Contamination, Leading Infection-Control Scientist Tells Fox News

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1. Dental Health Magazine 2. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie
Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1.  3.
Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5.  4. The
antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron
Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002.
Warning: Patients Urged to Ask their Dentists
About the Risk of Cross Contamination!
Cross contamination is a huge threat 1,2,3,4 :
•
The CDC defines cross-contamination as the act
of spreading bacteria and viruses from one surface
to another. Blood-borne viruses have the ability to
live on objects and surfaces for as long as a week.
•
Sterilization techniques used for the dental burs
used with the high speed drill and endodontic files
used in root canals are not effective.  This is a
serious health threat for many people.

Patented laser toothbrush for Home Use
•
BIOLASE is currently developing a laser toothbrush for consumer home-use in connection with a license agreement with The Proctor and Gamble Company (“P&G”).
•
Research indicates that a laser toothbrush for home-use will whiten teeth, disinfect teeth and gums, bio-
stimulate teeth and gums, relieve pain, and perform photodynamic therapy.
•
No other product currently on the market can perform all of these functions.
New soft-tissue lasers
•
BIOLASE is also engineering a more powerful diode soft-tissue laser for launch in 2012 which will be the first offer multiple wavelengths and power up to 40 watts.
Further Opportunities to Expand in Dentistry

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•
iPlus sales will continue grow rapidly as new products ramp enhancing revenue visibility.
•
Disposables and consumables will continue to represent ~20% of total sales.
•
New products will expand BIOLASE’s addressable markets 2 to 3 times.
•
BIOLASE will re-launch the iLase with new distributor partners in early 2012.
2011 (Projected) 2012 (Projected)
WaterLase Systems ~64% ~50%
Diode Systems ~15% ~15%
Consumables & Other ~20% ~20%
New ~1% ~15%
BIOLASE will diversify in 2012 and expand product sales beyond dentistry.

Diversification in 2012

With our patented WaterLase and diode technologies, we have created technological platforms that have the ability to extend far outside of dentistry.
We expect to greatly expand our addressable markets in the coming years which, we believe, has the potential to substantially increase our revenues. Each of these potential markets represents a multi-billion dollar opportunity.
Ophthalmology:
We currently hold 13 issued and 20 pending U.S. and International patents in four patent families in the field of ophthalmology, giving us a wide range of applications and coverage. Our patented technology has the capability to restore the elasticity of the eye and allow it to return to normal function, eliminating presbyopia. Management has established a new subsidiary, OCULASE, which will own and develop BIOLASE’s ophthalmic assets and technologies. In 2012, we expect approval to market for glaucoma and dry eyes. We expect approval to market WaterLase technology for presbyopia internationally in 2013 and in the United States in 2014.
2012: Expanding Beyond Dentistry

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Pain Management:
We anticipate launching a new deep-tissue hand piece and upgraded laser for pain therapy in 2012 which will coincide with a new marketing campaign.
Podiatry:
We have found that our Diolase 10 technology is very effective in the treatment of nail fungus and we are completing the clinical and regulatory requirements necessary to enter the market in 2012.
Orthopedics:
We are working with several key manufacturers and universities to provide solutions that are not currently available. We are investigating opportunities for several orthopedic applications and anticipate filing several 510(k) applications over the next 12 months.
Aesthetics:
We have various FDA approvals for applications in dermatology, plastic surgery, and oculoplastics and are currently investigating options for entering these markets in 2012.

2012: Expanding Beyond Dentistry
(Continued)

$25.0
$20.0
$15.0
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$-
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Quarterly Revenues
(in Millions)

Federico Pignatelli restored
as Chairman & CEO in Aug 2010
Record quarter with
Federico Pignatelli interim
CEO during Q407
2004 2005 2006 2007 2008 2009 2010 2011
Q1-Mar $    14.5 $    16.8 $    16.9 $    15.1 $    19.0 $      6.6 $      4.4 $    10.6
Q2-Jun $    14.7 $    14.5 $    15.9 $    18.2 $    18.7 $    14.3 $      5.9 $    12.1
Q3-Sep $    12.0 $    11.7 $    17.1 $    12.8 $    15.3 $    12.1 $      6.2 $    13.1
Q4-Dec $    19.1 $    19.0 $    19.8 $    20.8 $    11.6 $    10.4 $      9.7
Over 100% revenue
growth to date in 2011
compared to 2010
Direct sales ramp begins in Sep 2010

$4.0
$2.0
$-
$(2.0)
$(4.0)
$(6.0)
$(8.0)
Mar-04
Jun-04
Sep-04
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Jun-11
Sep-11

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Quarterly Non-GAAP Net Income
(in Millions)
2004 2005 2006 2007 2008 2009 2010 2011
Q1-Mar $   0.783 $ (4.015) $ (1.462) $ (0.890) $  0.985 $ (3.763) $ (4.797) $  0.153
Q2-Jun $   1.006 $ (6.222) $ (1.340) $ (0.089) $  1.578 $  3.020 $ (3.657) $  0.069
Q3-Sep $  (0.962) $ (4.820) $ (0.167) $ (2.765) $ (3.551) $  1.534 $ (2.173) $ (0.397)
Q4-Dec $(23.257) $ (0.479) $ (2.466) $ (0.272) $ (4.338) $ (0.888) $  0.787
Adjustments from net income (loss) include: depreciation and amortization, non-cash stock-based compensation expense, and interest expense.

Federico Pignatelli restored
as Chairman & CEO in Aug 2010

Financial Highlights

Insider Purchases:
During 2011, officers and directors have purchased approximately 109,700 shares of stock in the open market for approximately $440,000.  In addition, officers and current and past directors have converted approximately 523,000 options into shares of common stock.
Employee Stakeholders:
BIOLASE’s entire executive team holds options to purchase common stock.
As of September 30, 2011, essentially all of our employees held approximately 3 million options.
CEO and Board Stakeholders:
BIOLASE’s Chairman, President, and CEO, Federico Pignatelli, has an
annual salary of one dollar.  Mr. Pignatelli owns approximately 1.5 million shares of common stock and options and the remaining Board members own approximately 400,000 shares of common stock and options.

Net Sales
Guidance
80
70
60
50
40
30
20
10
0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

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20
15
10
5
BLTI
Revenues
BLTI
Share
Price
Chart & Financial History
Exclusive distribution partnership with
Henry Schein Aug 2006–Aug 2010
1998  FDA
Clearance
WaterLase

Volume: Millions of Shares
1994-2006 Pignatelli
Chairman of the Board
Aug 2010-Present
Pignatelli CEO &
Board Chairman

BIOLASE Europe
BIOLASE

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BIOLASE Technology, Inc. Today
Company Headquarters in Irvine, California

•
We have over 170 employees worldwide.
•
We have sales offices in the U.S., Floss (Germany),
Madrid (Spain), Shanghai (China), and Mumbai
(India), with expansion planned in Dubai (UAE), and
Rio de Janero (Brazil). We also have training facilities
in Charlotte, NC, St. Louis, MO, and Irvine, CA.
BIOLASE Europe in Floss, Germany
•
Our 57,000 sq. ft. corporate HQ in Irvine houses
administrative, sales,  marketing, customer care, training,
manufacturing, and R&D.  This facility can accommodate
growth to $250 million.
•
We also have manufacturing capabilities in Floss, Germany
•
ISO 9001 certified and FDA GMP with clean room operations.
BIOLASE is the Global Leader in Dental Lasers:

Recent Developments
Stock Dividend:
In November 2011, BIOLASE’s Board of Directors declared a 1% stock dividend to shareholders of record on November 25, 2011, payable on December 5, 2011. This is the fourth 1% stock dividend declared by the Board during 2011.
Recent Approvals:
Recently received regulatory approvals to sell the Waterlase iPlus throughout Canada and Korea and the Waterlase iPlus and iLase™ portable dental laser systems throughout the Russian
Federation, Taiwan, and other countries.
Digital Imaging Sales:
BIOLASE began shipping its state of the art dental imaging devices during the third quarter.
Additions to the Management Team:
BIOLASE has recently hired Richard Whipp as Vice President of
Operations and Ehab Esmail as Vice President of Global Regulatory, Quality and Clinical Affairs. Chief
Financial Officer Fred Furry was promoted with the additional role of Chief Operating Officer.

Recent Developments
(continued)
Direct Sales in Germany: BIOLASE has regained the ability to sell direct or through other distributors from Henry Schein Inc. (NASDAQ: HSIC) for all of its international territories and has announced plans to expand BIOLASE Europe, GMBH, to now include a direct sales force, along with service and support operations, for the German market.
Private Placement:
In June 2011, BIOLASE raised $9 million from institutional investors in a private placement through the sale of 1.6 million shares of common stock and 812,000 warrants. In August 2011, the company repurchased 90,000 of these warrants for $99,900.
Ophthalmology:
In September 2011, BIOLASE established a new subsidiary, OCULASE, which will own and develop BIOLASE’s ophthalmic assets and technologies. We expect approval to market for glaucoma and dry eyes in 2012 and approval to market WaterLase technology for presbyopia internationally in 2013 and in the United States in 2014.
Asian Offices:
In June 2011, BIOLASE officially opened BIOLASE Technology Asia Pacific, its Asian headquarters, in Shanghai, China, and a direct sales and service office, BIOLASE Technology India Private
Limited, in Mumbai, India.